UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2011, China Automotive Systems, Inc. (the “Company”) issued a press release announcing that on May 16, 2011, due to the delayed filing of its quarterly report on Form 10-Q for the period ended March 31, 2011, the Company has received, as expected, an additional notification letter (the “May 16th Notification Letter”) from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1), which requires the timely filing of SEC periodic reports, due to the delayed filing of CAAS’s quarterly report on Form 10-Q for the three-month period ended March 31, 2011 (the “2011 Form 10-Q”). This letter follows the notification letter received by CAAS on March 17, 2011 (the “Initial Notification Letter”) in response to the delayed filing of CAAS’s annual report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”). As with the first letter, the May 16th Notification Letter has no immediate effect on the listing or trading of CAAS’s shares on Nasdaq.

As disclosed in a Form 8-K filed by the Company with the Securities and Exchange Commission on March 17, 2011, CAAS expects to restate its previously issued financial statements for fiscal year 2009 and the first three quarters of fiscal year 2010 to reflect non-cash gains or losses related to the accounting treatment for the Company’s convertible notes issued on February 15, 2008 based on the guidance outlined in Accounting Standard Codification (ASC) 815.  Due to this restatement, the Company has not yet been able to file the 2010 Form 10-K and the 2011 Form 10-Q, which has prompted Nasdaq to issue the Initial Notification Letter and the May 16th Notification Letter.

The notification letter from NASDAQ has no immediate effect on the listing or trading of CAAS’s shares on the NASDAQ Stock Market.  CAAS believes that it will be able to file its amended annual report on Form 10-K for the year ended December 31, 2009 (which will include restated comparative financial statements for 2008) and amended quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2010 (which will include restated comparative financial statements for the respective periods of 2009) as well as the 2010 Form 10-K and the 2011 Form 10-Q before the end of June 2011.  The Company expects that the filing of these forms will allow it to regain compliance with the Nasdaq Listing Rules.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

99.1	Press release of China Automotive Systems, Inc., dated May 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc. (Registrant)

Date: May 19, 2011	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman